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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 15, 2006

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


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
            NEW JERSEY                        0-19777                     22-3103129
 (State or other jurisdiction of     (Commission File Number)           (IRS Employer
          incorporation)                                            Identification Number)
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                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 - OTHER EVENTS.

      DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on June 15, 2006 reporting that Robert F. Doman was elected to its Board of Directors and all of the other members of the Board were re-elected at the company's Annual Meeting of Shareholders. The press release is filed with this report as Exhibit 99.


ITEM 9.01 - FINANCIAL STATEMENT AND EXHIBITS.

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Item No.        Description
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99              Press Release, dated June 15, 2006
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           DUSA PHARMACEUTICALS, INC.



                                           By: /s/ D. Geoffrey Shulman
                                              ---------------------------------
                                               D. Geoffrey Shulman, MD, FRCPC
                                               Chairman of the Board and
                                               Chief Executive Officer

Dated:  June 16, 2006


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                                  EXHIBIT INDEX
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Item No.        Description

99              Press Release, dated June 15, 2006
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